                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) of the
                        SECURITIES EXCHANGE ACT OF 1934



                                 April 3, 1996
                       (Date of earliest event reported)



                                 PS GROUP, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-7141                   95-2760133
(State or other jurisdiction    (Commission file number)      (I.R.S. Employer
      of incorporation)                                      Identification No.)


                    4370 La Jolla Village Drive, Suite 1050
                          San Diego, California  92122
             (Address of principal executive offices and zip code)



                                 (619) 642-2999
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

          In connection with the pending holding company reorganization transaction, PS Group, Inc. (the "Company") has entered into a Restated Agreement and Plan of Reorganization dated as of January 31, 1996 (the "Restated Reorganization Agreement"), and has issued a press release dated April 3, 1996. The Restated Reorganization Agreement is incorporated herein by reference and attached hereto as Exhibit 2.1. The press release is incorporated herein by reference and attached hereto as Exhibit 99.1.

ITEM 7. (C)   EXHIBITS

Exhibit
Number    Description
- -------   -----------
2.1       Restated Agreement and Plan of Reorganization dated as of January 30,
          1996

99.1      Press Release dated April 3, 1996

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       PS GROUP, INC.
                                       (Registrant)

Date: April 3, 1996


                                       By:  /s/CHARLES E. RICKERSHAUSER, JR.
                                            --------------------------------
                                            Charles E. Rickershauser, Jr.,
                                            Chairman of the Board and Chief
                                            Executive Officer

                                 EXHIBIT INDEX

     The following exhibits are hereby filed as part of this Form 8-K:

Exhibit                                                                Page
Number  Description                                                    Number
- ------  -----------                                                    ------
2.1       Restated Agreement and Plan of Reorganization dated
          as of January 30, 1996

99.1      Press Release dated April 3, 1996